                                                            EXHIBIT 10.16




   FIRST AMENDMENT TO TERM LOAN AND REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT ("Amendment") made as of April 6, 1995, between ECC INTERNATIONAL CORP. ("Borrower") and FIRST FIDELITY
BANK, NATIONAL ASSOCIATION ("Bank").

                          Background
                          ----------

     Bank and Borrower entered into a certain Term Loan and Revolving Credit Agreement dated as of September 20, 1994 (as amended to date, the "Credit Agreement") relative to a Term Loan and a Revolver, as more fully set forth therein, the terms of which are incorporated herein by reference, and desire to amend the same in the manner hereinafter provided. Capitalized terms used herein which are not defined hereby shall have the meaning given thereto in the Credit Agreement.

     NOW, THEREFORE, the parties, INTENDING TO BE LEGALLY BOUND, agree that the Credit Agreement be and is hereby amended as follows:

     1. MAXIMUM PRINCIPAL AMOUNT OF REVOLVER. Notwithstanding Section A.2.b. of the Credit Agreement to the contrary, the maximum aggregate principal amount of advances, including the face amount of Letters of Credit, to be outstanding at any time under the Revolver shall be an amount which, when taken together with the principal amount of cash advances outstanding under the Simulation Credit, is not greater than:

          a. for the period commencing on the date hereof through but not including the earlier of September 30, 1995 or the Contract Payment Date (hereinafter defined), the lesser of $13,000,000 or the Borrowing Base (hereinafter defined), and

          b. thereafter, the lesser of $11,000,000 or the Borrowing Base.

     For purposes hereof, the following terms have the following meanings:

          a. "BORROWING BASE" means, as of any date, the sum of 80% of the net outstanding amount of Qualified Billed Receivables (hereinafter defined) plus 40% of the net outstanding amount of Qualified Unbilled Receivables (hereinafter defined), in each case after deducting therefrom all payments, adjustments and credits applicable thereto;

          b. "CONTRACT PAYMENT DATE" means the date on which payment in an amount not less than $6,000,000 is received by

Borrower on account of amounts presently owing to Borrower pursuant to the Saudi Contract (hereinafter defined);

          c. "SAUDI CONTRACT" means Borrower's contract with Naval Warfare Training Center, Contract No. N61339-94C0084;

          d. "QUALIFIED BILLED RECEIVABLE" means amounts due to and invoiced by Borrower or Simulation under and in accordance with the payment and other terms of an enforceable contract for goods sold or services performed entered into by Borrower or Simulation in the ordinary course of business and with respect to which all of the following requirements have been met:

               (1) The amount shown on the invoice is owing to Borrower or Simulation and no partial payment has been received thereon;

               (2) The amount invoiced is a valid and enforceable account receivable, representing an undisputed indebtedness of an account debtor to Borrower or Simulation, is not subject to any claim or reduction, counterclaim, set-off, recoupment, or any claim for credits, allowances or adjustments by the account debtor because of returned, inferior or damaged goods or unsatisfactory services, or for any other reason, except for discounts customarily allowed by Borrower or Simulation in the ordinary course of its business for prompt payment;

               (3) The invoice has been outstanding not more than 90 days from the invoice date;

               (4) Borrower or Simulation has received no notice of the dissolution, termination of existence, insolvency, business failure or cessation, appointment of a receiver for all or any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws, now or hereafter enacted, by or against the account debtor; and

               (5) The account debtor is not an affiliate of Borrower or Simulation.

               Amounts invoiced which are at any time a Qualified
Billed Receivable, but which subsequently fail to meet any of the foregoing requirements, shall forthwith cease to be a Qualified
Billed Receivable.

          e. "QUALIFIED UNBILLED RECEIVABLE" means amounts earned by and owing to Borrower or Simulation under an enforceable contract for goods sold or services performed entered into by Borrower or Simulation in the ordinary course of business but which under the payment and other terms of such contract are not yet due or billable and which are carried on Borrower's or Simulation's books consistent with past and present practice as "costs and estimated earnings in excess of billings on uncompleted contracts" and with respect to which all of the following requirements have been met:

               (1) Such amounts are not subject to any claim or reduction, counterclaim, set-off, recoupment, or any claim for credits, allowances or adjustments by the other party to the contract because of returned, inferior or damaged goods or unsatisfactory services, or for any other reason;

               (2) Borrower or Simulation has received no notice of the dissolution, termination of existence, insolvency, business failure or cessation, appointment of a receiver for all or any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws, now or hereafter enacted, by or against the other party to the contract; and

               (3) The other party to the contract is not an affiliate of Borrower or Simulation.

     Amounts which are at any time a Qualified Unbilled
Receivable, but which subsequently fail to meet any of the foregoing requirements, shall forthwith cease to be a Qualified
Unbilled Receivable.

     2. REPRESENTATIONS RE: SAUDI CONTRACT. Borrower represents to Bank with respect to the Saudi Contract that Borrower has fully earned and reasonably expects to receive, without set-off, counterclaim, defense or adjustment of any nature, not less than $6,000,000 on account of the Saudi Contract, and reasonably expects to receive the same on or before August 31, 1995.

     3. ADDITIONAL COVENANTS. In addition to the covenants set forth in the Credit Agreement, Borrower covenants and agrees, so long as there are any outstanding Liabilities or the Bank shall have any obligation under the Credit Agreement, as amended hereby, that Borrower will furnish to Bank, not later than 10 days after the end of each calendar month, a Borrowing Base certificate with respect to Qualified Billed Receivables, and not later than 25 days after the end of each calendar month, a Borrowing Base certificate with respect to Qualified Unbilled Receivables, in each case in form acceptable to the Bank, detailing all information necessary to calculate the Borrowing Base as of the last day of the immediately preceding month, certified to be true, correct and complete by Borrower's chief financial officer.

     4. MORTGAGE. Reference is hereby made to Section Q.2. of the Credit Agreement. Notwithstanding anything to the contrary contained in said Section Q.2., Borrower and Bank have agreed to presently record the Mortgage and, in connection with the recordation thereof, Borrower shall pay to Bank, for use by Bank for the payment of, all documentary stamp taxes and intangibles taxes and filing fees. Accordingly, said Section Q.2. is hereby deleted in its entirety.

     5. WAIVER. Borrower has advised Bank that Borrower has made loans to Simulation in excess of $1,500,000 and, accordingly, is not in compliance with the terms of Section P.1. of the Credit Agreement limiting loans from Borrower to Simulation to $1,500,000 in the aggregate. At Borrower's request, Bank hereby waives compliance with said intercompany loan limitation for the period March 15, 1995 through and including September 30, 1995, as well as any Event of Default occurring by reason of such noncompliance. On October 1, 1995, Borrower shall be in compliance with the intercompany loan limitation as presently set forth in said Section P.1.

     6. CONDITIONS. The obligation of Bank to increase the Maximum Principal Amount of the Revolver as set forth in Section 1 hereof is subject to the following conditions precedent:

          a. Borrower shall, concurrently herewith, execute and deliver to Bank an amended and restated Revolving Credit Note in the face amount of $13,000,000, which amended and restated Revolving Credit Note, together with any attachments thereto and amendments, modifications or restatements thereof or thereto, shall constitute the "Revolving Credit Note" for all purposes of the Credit Agreement and other Loan Documents;

          b. Borrower shall, concurrently herewith, execute and deliver to Bank the Mortgage, and provide to Bank cash in the amount of all documentary stamp taxes and intangibles taxes and filing fees required to record the same;

          c. Borrower shall, concurrently herewith, pay to Bank an amendment fee in the amount of $32,500;

          d. Borrower shall, concurrently herewith, deliver to Bank certified resolutions of the Board of Directors of the Borrower authorizing the Borrower to execute, deliver and perform this Amendment and any documents required to be executed in connection herewith;

          e. Borrower shall deliver to Bank such other documents, instruments and agreements as Bank may reasonably request.

     7. REAFFIRMATION. Except as specifically modified by this Amendment, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and this Amendment shall be construed as supplemental thereto, and Borrower hereby reaffirms all of its Liabilities thereunder and agrees that the same are owing to Bank in accordance with the terms thereof without off-set, counterclaim or defense of any nature. Borrower further reaffirms all liens and security interests heretofore granted by Borrower to Bank pursuant to the Loan Documents, including without limitation the liens and security interests granted pursuant to the Security Agreement dated September 20, 1994 among Bank, Borrower, ECC International, Inc. and Educational Computer Corporation International ("Security Agreement"), and agrees that the Revolver, as the Maximum Principal Amount thereof is amended pursuant to Section 1 hereof, constitutes a "Liability" for all purposes thereof.

     8. ADDITIONAL SIMULATION FACILITY. Borrower acknowledges that Bank has on or about the date hereof entered into a certain Agreement with Simulation providing for a discretionary Facility as referred to and defined therein, the terms of which are incorporated herein by reference, and agrees that all amounts from time to time owing by Simulation to Bank thereunder shall constitute a "Liability" for all purposes of (i) that certain Guaranty and Surety Agreement dated September 20, 1994 executed and delivered by Borrower, Educational Computer Corporation International and ECC International, Inc. to Bank, and (ii) the Security Agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              ECC INTERNATIONAL CORP.


                              By: /s/ Richard F. Thompson
                                  -----------------------------
                                  Name:  Richard F. Thompson
                                  Title: Vice President/Finance

                              FIRST FIDELITY BANK
                              NATIONAL ASSOCIATION


                              By: /s/ Edward J. Rodgers
                                  -------------------------------
                                  Name:  Edward J. Rodgers
                                  Title: Executive Vice President

                           JOINDER
                           -------

     Each of the undersigned consents to the foregoing Amendment, the terms of which are incorporated herein by reference, and agrees with Bank as follows:

     1. Each of the undersigned reaffirms all guaranties, liens and security interests heretofore executed and delivered or granted by the undersigned to Bank pursuant to the Loan Documents, including without limitation the liens and security interests granted pursuant to the Security Agreement, and agrees that the Revolver, as the Maximum Principal Amount thereof is amended pursuant to Section 1 of the within Amendment, constitutes (i) a "Liability" for all purposes of (A) that certain Guaranty and Surety Agreement dated September 20, 1994 executed and delivered by Educational Computer Corporation International and ECC International, Inc. to Bank, and (B) the Security Agreement, and
(ii) a "Secured Liability" for all purposes of that certain Guarantee and Debenture dated September 20, 1994 executed and delivered by ECC Simulation Limited to Bank.

     2. Each of the undersigned acknowledges that Bank has on or about the date hereof entered into a certain Agreement with ECC Simulation Limited providing for a discretionary Facility as referred to and defined therein, the terms of which are incorporated herein by reference, and agrees that all amounts from time to time owing by ECC Simulation Limited to Bank thereunder shall constitute (i) a "Liability" for all purposes of (A) that certain Guaranty and Surety Agreement dated September 20, 1994 executed and delivered by Borrower, Educational Computer Corporation International and ECC International, Inc. to Bank, and
(B) the Security Agreement, and (ii) a "Secured Liability" for all purposes of that certain Guarantee and Debenture dated
September 20, 1994 executed and delivered by ECC Simulation
Limited to Bank.

     IN WITNESS WHEREOF, the undersigned have executed this Joinder this 6hth day of April 1995.

                              ECC SIMULATION LIMITED


                              By: /s/ Richard F. Thompson
                                  --------------------------
                                  Name:  Richard F. Thompson
                                  Title: Secretary

                              ECC INTERNATIONAL, INC.


                              By: /s/ Richard F. Thompson
                                  -----------------------------
                                  Name:  Richard F. Thompson
                                  Title: Vice President/Finance


                              EDUCATIONAL COMPUTER CORPORATION
                              INTERNATIONAL


                              By: /s/ Richard F. Thompson
                                  -----------------------------
                                  Name:  Richard F. Thompson
                                  Title: Secretary/Treasurer

                             REVOLVING CREDIT NOTE

                                        Obligation #______________

                                        April 6, 1995
                                        Philadelphia, Pennsylvania

$13,000,000


FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned Borrower, ECC International Corp., unconditionally promises to pay to the order of FIRST FIDELITY BANK, NATIONAL ASSOCIATION (the "Bank"), the principal amount of all advances that are now or may hereafter be made hereunder and that are then outstanding, together with accrued, unpaid interest thereon and any unpaid costs and expenses payable hereunder, on September 19, 1997.

A.   Terms of Note.
     -------------

     1. INTEREST PAYMENTS. Interest on the principal balance hereof shall, except as provided in subpart A.8 below, accrue at such rates and be payable in accordance with Section A.2 of that certain Term Loan and Revolving Credit Agreement dated September 20, 1994 between the Bank and the Borrower, as amended by Amendment of even date herewith (together with any exhibits thereto and amendments and modifications thereto in effect from time to time, the "Loan Agreement").

     2. COMPUTATION OF INTEREST. Interest hereunder shall be computed daily on the basis of a year of 360 days for the actual number of days elapsed. All payments hereunder shall be made in lawful currency of the United States of America and in immediately available funds at the Bank's address set forth in the Loan Agreement or at such other address as the Bank shall notify the Borrower of in writing.

     3. INCORPORATION BY REFERENCE. This Note is the Revolving Credit Note referred to in the Loan Agreement and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement.

     4. BORROWING REQUESTS; CREDITING OF ACCOUNT. Any request for borrowing pursuant to this Note shall be made by the Borrower in writing in the form of a "Notice of Borrowing Under Revolving Credit" attached hereto as Exhibit A and in accordance with the terms of the Loan Agreement. Unless otherwise requested by the Borrower in writing at least one (1) Business Day prior to the date of a requested advance, each advance hereunder shall be made by crediting the Account as defined in the Loan Agreement with the amount of the advance. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower.

     5. BANK RECORDS OF ADVANCE. The Bank may enter in its business records the date and the amount of each advance, each conversion from one interest rate basis to another and each payment made pursuant to this Note and the Loan Agreement. The Bank's records of such advance, conversion or payment shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the Borrower, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the Borrower agrees that, unless the Bank receives a written notification of exceptions to this statement within forty-five (45) calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the Borrower.

     6.   ADVANCE REQUESTS EXCEEDING MAXIMUM PRINCIPAL AMOUNT.
          The Borrower shall not request the Bank to make any advances under this Note or the Loan Agreement which exceeds the Maximum Principal Amount set forth in Section A.2.b. of the Loan Agreement. In the event that the principal balance outstanding under this Note exceeds at any time the Maximum Principal Amount, the Borrower shall immediately, and without demand from the Bank, pay to the Bank the amount in excess thereof, and the Borrower agrees that until such excess is paid to the Bank, this Note shall evidence and be enforceable with respect to any and all amounts outstanding hereunder including such excess.

     7. APPLICATION OF PAYMENTS. All payments received on this Note shall be applied first to the Bank's fees, costs and expenses which the Borrower is obligated to pay pursuant to the terms hereof and under any other Loan Document, then to accrued and unpaid interest and then to principal or such payments may be applied in such other order as the Bank in its sole discretion shall determine.

     8. DEFAULT RATE. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following any Event of Default, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the Borrower to the Bank pursuant to any judgments entered in favor of Bank in respect of this Note or any other Loan Document.

     9. PREPAYMENT. Prepayment of principal may be made subject to payment of all amounts required to be paid in connection with such prepayment as provided in the Loan
          Agreement.

B.   Remedies.
     --------

     1. GENERALLY. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the Loan Agreement and/or the other Loan Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Loan Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

     2. REMEDIES CUMULATIVE; NO WAIVER. The remedies hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.   Miscellaneous.
     -------------

     1. GOVERNING LAW. This Note shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

     2. INTEGRATION. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

     3. AMENDMENT; WAIVER. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

     4. SUCCESSORS AND ASSIGNS. This Note (i) shall be binding upon the Borrower and the Bank and their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Borrower and the Bank and their respective successors and permitted assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Bank.

     5. SEVERABILITY. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

     6. INCONSISTENCIES. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of each Loan Document. The Borrower agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan

          Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

     7. HEADINGS. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Note.

     8. SCHEDULES. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

     9.   JUDICIAL PROCEEDING; WAIVERS.

          a. THE BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE BORROWER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

          b. THE BANK AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          c.   THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS
               SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Bank this Note as of the date first above written.

ATTEST:                            ECC INTERNATIONAL CORP.


By: /s/ Relland Winand             /s/ Richard F. Thompson
    ---------------------------    ---------------------------
Name:  Relland Winand              Name:  Richard F. Thompson
Title: Corporate Controller        Title: Vice President/Finance

                                   Address:  175 Stafford Avenue
                                             Wayne, PA 19087
                                   Telecopier No. (610) 254-9268

                                   EXHIBIT A


                   Notice of Borrowing Under Revolving Credit


Date of Borrowing:________________________

Date of Note:_____________________________

Amount Requested: $_______________________

Interest Rate Basis:______________________

Interet Period (if applicable):___________


     The Borrower hereby notifies the Bank that it requires a borrowing ("Borrowing") under the Term Loan and Revolving Credit Agreement, dated September 20, 1994, as amended by Amendment dated __________, 1995 (together with any amendments or modifications thereto in effect from time to time, the "Loan Agreement") established for the Borrower in the amount set forth above. The Borrowing will be deposited in the Borrower's Account No. __________________. In order to induce the Bank to fund such Borrowing, the Borrower hereby affirms the following:

     1. The representations and warranties of the Borrower contained in the Loan Agreement are correct on and as of the date of this Notice of Borrowing Under Revolving
          Credit.

     2. No Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

     3. There has been no change in the Borrower's or any Obligor's condition, financial or otherwise, since the date of the Loan Agreement, which would have a Material Adverse Effect (as defined in the Loan Agreement).

     4.   All of the Loan Documents (as defined in the Loan
          Agreement) remain in full force and effect, without modification.

     5.   Use of Borrowing will be to:  __________________________
          ___________________________.


Date:  ________________, 19__      ECC INTERNATIONAL CORP.


                                   By:____________________________
                                      Name:
                                      Title:

      MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
      ----------------------------------------------------

     THIS MORTGAGE, made as of the 6th day of April, 1995, by ECC INTERNATIONAL CORP., a Delaware corporation (formerly known as Educational Computer Corporation), having an address at 175 Strafford Avenue, Wayne, PA 19087 (hereinafter called "Mortgagor"), to FIRST FIDELITY BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter called "Mortgagee").

                       W I T N E S S E T H:
                       - - - - - - - - - -

     WHEREAS, Mortgagor is justly indebted to Mortgagee under and as more fully set forth in (A) a certain Term Loan and Revolving Credit Agreement dated September 20, 1994 among Mortgagor and Mortgagee, as amended by First Amendment of even date herewith (as amended, modified, restated or supplemented from time to time, the "Credit Agreement") in connection with certain Revolving Credit Loans, various Letters of Credit and Reimbursement Obligations and a Term Loan in the aggregate principal amount of $22,000,000 as evidenced in part by certain promissory notes delivered pursuant thereto (such Credit Agreement and promissory notes being hereinafter referred to as the "Credit Documents"), and (B) that certain Guaranty and Suretyship Agreement dated September 20, 1994 among Mortgagor, Mortgagee and the other "Guarantors" as set forth therein issued to Mortgagee as security for all present and future indebtedness and obligations of ECC Simulation Limited ("Simulation") to Mortgagee, including indebtedness and obligations of Simulation in connection with a revolving credit facility established by Mortgagee for Simulation in the amount of $2,000,000 and in connection with a line of credit facility established by Mortgagee for Simulation in the amount of $4,000,000 (such Guaranty and Surety Agreement, as amended, modified, restated or Supplemented from time to time, the "Guaranty," and, together with the Credit Documents, the "Loan Documents"). All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

THIS INSTRUMENT PREPARED BY:

Matthew J. Comisky, Esquire
Blank, Rome, Comisky & McCauley
1200 Four Penn Center Plaza
Philadelphia, Pennsylvania 19103

     THE ESTIMATED CURRENT VALUE OF THE LAND AND ALL BUILDINGS AND IMPROVEMENTS THEREON IN FLORIDA WHICH IS SECURED BY THIS MORTGAGE DOES NOT EXCEED THE SUM OF $9,700,000. AS A RESULT, DOCUMENTARY EXCISE TAXES OF $33,950 AND INTANGIBLE PERSONAL PROPERTY FEES OF

$19,400 are due and are being paid with the recordation of this document.


                   ARTICLE I -- GRANT CLAUSE
                   -------------------------

     NOW THIS INDENTURE WITNESSETH, that Mortgagor in consideration of the indebtedness and to secure the payment to Mortgagee of the principal with interest, and all other sums provided for in the Loan Documents and in this Mortgage, including, but not limited to, any future advances that may be made by Mortgagee to Mortgagor in accordance with Article IV,
Section 21 hereof, and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein and therein, has granted, bargained, sold and conveyed and by these presents does grant, bargain, sell and convey unto Mortgagee, those certain tracts or parcels of land lying and being in the County of Orange and State of Florida, more particularly described and set forth in Exhibit "A" attached hereto and made part hereof (hereinafter the "Land").

     TOGETHER with all and singular the tenements, hereditaments, easements, appurtenances, passages, waters, water courses, riparian rights, other rights, liberties and privileges thereof or in any way now or hereafter appertaining, including any other claim at law or in equity as well as any after acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof; and

     TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed thereon and all materials intended for construction, reconstruction, alteration and repairs of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the mortgaged premises immediately upon the delivery thereof to such mortgaged premises, and all fixtures and articles of personal property now or hereafter owned by Mortgagor and attached to or contained in and used in connection with said premises, including but not limited to all apparatus, machinery, motors, elevators, fittings, radiators, gas ranges, ice boxes, mechanical refrigerators, awnings, shades, screens, venetian blinds, office equipment and other furnishings, all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning, hot water heating and sprinkler equipment and fixtures and appurtenances thereto and all built-in equipment and built-in furniture; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said land or building or buildings in any manner; it being mutually agreed that all the aforesaid property owned by Mortgagor and placed by it on said premises shall, so far as permitted by law, be deemed to be affixed to the realty and covered by this Mortgage; and

     TOGETHER with all income, rents, issues, profits, revenues, regulations and proceeds (including without limitation proceeds of insurance and condemnation awards) arising out of or to the use and operation of the mortgaged premises and other property covered by this Mortgage; and

     TOGETHER with all rights, licenses, sewer and potable water capacity and permits, relating to the development or use of the premises, all deposits made with or other security given to utility companies with respect to the mortgaged premises; all gas, oil, water and mineral rights, now or hereafter derived from, appurtenant to, or pertaining to the mortgaged premises.

     All of the foregoing shall be deemed to be and shall remain a part of the property encumbered by this Mortgage and is hereinafter sometimes referred to as "Mortgaged Property."

     TO HAVE AND TO HOLD the above-granted and described Mortgaged Property unto Mortgagee, its successors and assigns, in fee simple, forever.

     PROVIDED ALWAYS, and these presents are upon the express condition that if Mortgagor or the successors or assigns of Mortgagor shall pay unto Mortgagee, its successors or assigns, the sums of money secured hereby, and any renewals or extensions thereof in whatever form, and the interest thereon as it shall become due, according to the true intent and meaning thereof, together with all advances hereunder, costs, charges and expenses, including reasonable attorneys' fees (whether or not suit is brought and whether or not incurred at trial, upon rehearing or retrial or in any bankruptcy or appellate proceeding) which Mortgagee may incur or be put to in collecting the same by foreclosure or otherwise; and shall duly, promptly and fully perform, discharge, execute, effect, complete, comply with and abide by each and every of the stipulations, agreements, conditions and covenants of this Mortgage, and of the Loan Documents and other documents or instruments given by Mortgagor to Mortgagee in connection herewith, then this Mortgage and the estate hereby created shall cease and be NULL AND VOID and this instrument shall be released by Mortgagee, at the cost and expense of Mortgagor.

                  ARTICLE II -- SECURITY CLAUSE
                  -----------------------------

     This Mortgage is given for the purpose of securing the payment of indebtedness under the Loan Documents and due, prompt and complete observance, performance and discharge of each and every condition, obligation, covenant and agreement contained in each of the Loan Documents (the "Obligations"). This Mortgage (as provided in Article IV, Section 9 below) also constitutes a security agreement under the Uniform Commercial Code and creates a security interest in the personal property included in the Mortgaged Property.

      ARTICLE III -- ASSIGNMENT OF RENTS, LEASES AND PROFITS
      ------------------------------------------------------

     1. The parties hereto acknowledge that this Agreement shall also constitute an assignment of rents, leases and profits, and Mortgagor, by execution of this Agreement, absolutely and unconditionally hereby grants, assigns, bargains, sells, conveys and sets over unto Mortgagee all of the existing and future leases affecting the Mortgaged Property, including without limitation, all the rights of occupancy, licenses or written or oral agreements, pertaining to the Mortgaged Property now or hereafter existing (the "Leases"). The foregoing assignment includes, without limitation, all of the rents, royalties, issues, profits, revenue, income and proceeds, and all benefits of the Mortgaged Property arising from the Leases including any security deposits of tenants or occupants thereunder, now due or to become due and derived from such property (hereinafter collectively referred to as the "Rents").

     2. (a) Until an Event of Default shall have occurred as hereinafter provided in this Mortgage, Mortgagee hereby grants Mortgagor a license permitting Mortgagor to continue to collect the rents, issues, profits and proceeds from the operation of the Mortgaged Property. Upon occurrence of any such Event of Default, Mortgagor shall deliver to Mortgagee all leases of the Mortgaged Property, or any portion thereof, such license shall be null and void, and Mortgagee may exercise all of its rights permitted by law, including without limitation those rights Permitted under
Section 697.07, Florida Statutes. This assignment shall be an assignment of all such leases to Mortgagee and Mortgagor will execute any further assignments necessary to perfect the transfer of such leases to Mortgagee.

          (b) Mortgagor hereby authorizes and directs the tenants under the Leases to pay Rents to Mortgagee upon written demand by Mortgagee made after the occurrence of an Event of Default without further consent of Mortgagor, and the tenants may rely upon any written statement delivered by Mortgagee to the tenants. Any payments by tenants to Mortgagee pursuant to such a notice from Mortgagee shall constitute payment to Mortgagor under the leases and, any such payment may be applied on account of the indebtedness hereby secured.

          (c) The acceptance by Mortgagee of the assignment granted herein, or the granting of any other right, power, privilege or authority in this Mortgage, or the exercise of any of the aforesaid, shall not be deemed to constitute Mortgagee as "mortgagee in possession" prior to the actual taking of physical possession, operation and control of the Mortgaged Property by Mortgagee, and at any time after Mortgagee's possession, Mortgagee shall not be obligated (i) to appear in or defend any action or proceeding relating to the Leases, the Rents or the remainder of the Mortgaged Property, or (ii) to perform any obligations of Mortgagor under any of the Leases or to take any action under the Leases; or (iii) to expend any money or incur any expense or obligation with respect to any tenant or any Leases, or (iv) to assume any obligation or responsibility for any security deposits which are not actually delivered to Mortgagee, and Mortgagee shall not be liable for any injury or damage to any person or property in or about the Mortgaged Property.

     3. Mortgagor covenants and agrees that Mortgagor has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Rents, and that no Lease and no Rents under any Lease issuing from the Mortgaged Property shall hereafter be sold, assigned, transferred, mortgaged, pledged or otherwise disposed of or encumbered, and that any attempt to do so shall be null and void. Mortgagor represents and warrants that there are no existing Leases and that there are no tenants presently in the Mortgaged Property.

     4. All sums collected and received by Mortgagee out of the rents, issues, profits and proceeds of the Mortgaged Property shall first be applied by it to the payment of: the costs of collection thereof; the costs of management, repairs and upkeep of the Mortgaged Property, including the purchase of such additional furniture, fixtures, and equipment as the Mortgagee in its sole discretion deems necessary for the maintenance of the rental value of the Mortgaged Property; all taxes, assessments, premiums for public liability insurance and insurance premiums payable by Mortgagor and any necessary for the maintenance of a proper rental value of the Mortgaged Property; all taxes, assessments, premiums for public liability insurance and insurance premiums payable by Mortgagor and any taxes imposed upon or collectible by Mortgagee under any Federal or State law or any law or ordinance enacted by any political subdivision thereof, or any supplements or amendments thereto; provided, however, that such tax shall be based upon the employment by Mortgagee of persons necessary to the operation of the property under this assignment. Second, the balance, if any, which shall be known as "the net income," shall be applied toward the reduction of the Obligations and interest accrued thereon; provided, however, that no credit shall be given by Mortgagee for any sum or sums received from the rents, issues and profits of the property until the money collected is actually received at Mortgagee's home office and no credits shall be given for any uncollected rents or other uncollected amounts or bills, nor shall credit on the mortgage indebtedness be given for any rents, issues and profits derived from the Mortgaged Property after Mortgagee shall obtain possession of the Mortgaged Property under order of Court or by operation of law.

     5. Mortgagee may, after occurrence of an Event of Default as above provided, from time to time appoint and dismiss such agents or employees as shall be necessary for the collection of the rents, issues and profits and for the proper care and operation of the property and Mortgagor hereby grants to such agents or employees so appointed full and irrevocable authority for Mortgagor's benefit to manage the Mortgaged Property and to do all acts relating to such management, including among other things, the making of new Leases in the name of the owner or otherwise, the alteration or amendment of existing leases, the authorization of repairs or replacements to maintain the building or buildings and chattels situate upon the Mortgaged Property in good and tenantable condition and the making of such alterations or improvements as, in the judgment of the Mortgagee, may be necessary to maintain or increase the income from the Mortgaged Property. Mortgagee shall have the sole control of such agents or employees whose remuneration shall be paid out of the rents, issues, profits and proceeds as hereinbefore provided at the rate of compensation accepted in the community wherein the Mortgaged Property is situated unless otherwise specified, and Mortgagor hereby expressly releases Mortgagee of any liability to Mortgagor for the acts of such agents and agrees that Mortgagee shall not be liable for its neglect or for monies that may come into its hands unless actually received by Mortgagee at its home office.

     6. Mortgagor agrees that the collection and application of the rents, issues, profits and proceeds to the Obligations or as otherwise above provided shall not constitute waiver of any default which might at the time of application or thereafter exist under this Mortgage, and the payment of the indebtedness secured hereby may be accelerated in accordance with its terms, notwithstanding such application.

     7. Mortgagor shall perform in all material respects the landlord's covenants under any existing or future Leases affecting the Mortgaged Property or any part thereof and Mortgagor shall not do, neglect to do, or permit to be done or left undone, anything which may cause the modification or termination (except as a result of a default of any tenant thereunder) of any Lease or the obligations of any tenant or any person claiming through such tenant, or which may diminish or impair the value of any Lease, or the Rents provided for therein, or the interest of the landlord or the Mortgagee in such Lease, Mortgagor will give Mortgagee prompt notice of any notice of all monetary defaults and any material non-monetary defaults by Mortgagor to any tenant or from any tenant to Mortgagor, including without limitation (i) those the nature of which would permit cancellation or termination of any Lease, (ii) any notice or cancellation received from any tenant, whether or not pursuant to an alleged default, and (iii) any notice from a tenant to Mortgagor that the tenant intends to or is entitled to cease, offset, or reduce payments of the rent required to be paid under the Lease.

     8. Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against any and all liability, loss, cost, damage or expense which Mortgagee may incur under or by reason of this assignment, or for any action taken by Mortgagee hereunder (or by reason of or in defense of any and all claims and demands whatsoever which may be asserted against Mortgagee arising out of the Leases. In the event Mortgagee incurs any such liability, loss, cost, damage or expense, the amount thereof together with attorneys' fees shall be payable by Mortgagor to Mortgagee within five (5) days after written notice from Mortgagee to Mortgagor at the Default Rate (as defined in the Loan Documents).

              ARTICLE IV -- COVENANTS AND WARRANTIES
              --------------------------------------

     MORTGAGOR COVENANTS AND AGREES to and with Mortgagee that until the Obligations secured hereby are fully repaid and performed:

     1. TITLE AND WARRANTIES. Mortgagor is and will be indefeasibly seized of the Mortgaged Property in fee simple; that Mortgagor has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for Mortgagee at all times peaceably and quietly to enter upon, hold, occupy and enjoy the Mortgaged Property and every part thereof; that the Mortgaged Property is free from all liens and encumbrances, that all property, fixtures and equipment described herein will be fully paid for and free from all liens, encumbrances, title retaining contracts and security interests when delivered and/or installed upon the Mortgaged Property (except for real estate taxes which are not yet due and payable); that such property, fixtures and equipment shall be deemed to be realty and a part of the freehold; that Mortgagor will make such further assurances to prove the fee simple title to all and singular the Mortgaged Property in Mortgagee and to prove the lien and priority of this Mortgage, as may be reasonably required, and that Mortgagor does hereby and will forever fully warrant and defend the lien and priority of this Mortgage and the title to the Mortgaged Property and every part thereof against the lawful claims and demands of all persons whomsoever.

     2.   PAYMENT AND PERFORMANCE:  Mortgagor shall pay to
Mortgagee, in accordance with the terms of this Mortgage and the Loan Documents, the principal and interest, and other sums therein set forth; and shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of this Mortgage and the Loan Documents, the terms of which are incorporated herein by reference.

     3. INTEREST RATE: Notwithstanding any provision contained in this Mortgage or in the Loan Documents, the total liability for payment of interest, or in the nature of interest, shall not exceed the limits now imposed by the applicable usury law, including the applicable choice of law rules. In the event of the acceleration of the notes or any other Obligations hereby secured, the total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law, and any excess portion of such charges that may have been prepaid shall be refunded to the maker thereof. Such refund may be made by application of the amount involved against the sums then due hereunder, but such crediting shall not cure or waive the default occasioning acceleration. Nothing herein contained nor in any transaction related hereto shall be construed or shall so operate either presently or prospectively to require Mortgagor to make any payment or do any act contrary to law, but if any clause and provision herein contained shall otherwise so operate to invalidate this Mortgage, in whole or in part, then such clauses and provisions only shall be held for naught as though not herein contained and the remainder of this Mortgage shall remain operative and in full force and effect.

     4. MAINTENANCE OF MORTGAGED PROPERTY: Mortgagor shall abstain from and shall not permit the commission of waste, impairment or deterioration in or about the Mortgaged Property; and shall not remove or demolish, or alter the structural character of, any building erected at any time on the Mortgaged Property, without the prior written consent of Mortgagee; shall not permit the Mortgaged Property to become vacant, deserted or unguarded; and shall maintain the Mortgaged Property in good condition and repair, reasonable wear and tear excepted.

     5. INSURANCE: Mortgagor shall keep the Mortgaged Property continuously insured as set forth in the Credit Agreement. Mortgagee shall have the right to retain and apply the proceeds of any such insurance to reduction of the obligations secured hereby in any order as Mortgagee may determine, unless Mortgagor requests in writing to Mortgagee within 15 days of the receipt of the insurance proceeds that it requests such proceeds to be applied to restoration, repair or replacement of the damaged property, in which case Mortgagee shall honor such request provided that no Event of Default has occurred, and provided further that if the cost of restoration, repair or replacement is less than or equal to $750,000 Bank shall turn over to Mortgagor any insurance proceeds so received by Bank for use by Mortgagor in making such repair, restoration or replacement, and if such cost is more than $750,000 such proceeds shall be deposited with Mortgagee and advanced for the payment of such repairing, restoring or replacing of the damaged property upon fulfillment, to the sole satisfaction of Mortgagee, of the following conditions:

               (i) Mortgagee shall have first approved the final plans and specifications for the repair, restoration or replacement of the damaged property, the contract therefor and the contractor who will perform such repair, or restoration or replacement;

              (ii) Mortgagor shall have executed and delivered to Mortgagee an assignment of the aforementioned contract, which assignment shall be in form and substance acceptable to Mortgagee;

             (iii)  Mortgagee shall be satisfied, in its
          reasonable discretion, that the insurance proceeds and such other funds to be made available by Mortgagor therefor are sufficient to repair, restore or replace the damaged property in accordance with the aforementioned final plans and specifications; and

              (iv) Prior to any disbursement, Mortgagor shall have satisfied Mortgagee, in Mortgagee's reasonable discretion, that the contractor is entitled to such disbursement for completed work done in accordance with the aforementioned plans and specifications and such work was performed in a workmanlike manner under the terms of the Mortgagor's contract with the contractor (or that Mortgagor has paid such contractor for completed work done in accordance with the plans and specifications and in a workmanlike manner under the terms of the Mortgagor's contract with the contractor and is entitled to reimbursement therefor) and that all persons furnishing labor or materials for such work have been paid, and that arrangements satisfactory to Mortgagee, in its sole discretion, have been made for their payment.

     Notwithstanding anything contained herein to the contrary, Mortgagee may require Mortgagor to enter into a separate written agreement which shall include the aforementioned requirements and such other provisions as shall be required by Mortgagee in its sole discretion, before Mortgagee disburses any insurance proceeds for repair, restoration or replacement.

     6. TAXES AND OTHER CHARGES: Mortgagor shall pay when due and payable and before interest or penalties are due thereon, without any deduction, defalcation or abatement, all taxes, assessments, levies, liabilities, obligations, encumbrances, water and sewer rents and all other charges or claims of every nature and kind which may be imposed, suffered, placed, assessed, levied, or filed at any time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale, without regard to any law heretofore or hereafter to be enacted imposing payment of the whole or of any part upon Mortgagee; and insofar as any such tax, assessment, levy, liability, obligation or encumbrance is of record, the same shall be promptly satisfied and discharged of record and the original official document (such as, for instance, the tax receipt or the satisfaction paper officially endorsed or certified) shall be placed in the hands of Mortgagee not later than such dates. Provided, however, that if, pursuant to the Loan Documents or otherwise, Mortgagor shall have deposited with Mortgagee before the due date thereof sums sufficient to pay any such taxes, assessments, levies, water and sewer rents, charges or claims, and Mortgagor is not otherwise in default, they shall be paid by Mortgagee; and provided further, that if Mortgagor in good faith and by appropriate legal action shall contest the validity of any such item or the amount thereof, and shall have established on its books a reasonable reserve for the payment thereof, then Mortgagor shall not be required to pay the item or to produce the required receipts: (a) while the reserve is maintained; and
(b) so long as the contest operates to prevent collection, is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor.

     7. INTERNAL REVENUE STAMPS: If at any time the United States or any department or bureau thereof shall require Internal Revenue stamps on the notes or other Loan Documents secured hereby, Mortgagor on demand shall pay for them with any interest or penalties payable thereon.

     8. FUTURE TAXES: If hereafter any law or ordinance shall be adopted imposing a tax directly or indirectly on Mortgagee with respect to the Mortgaged Property, the value of Mortgagor's equity therein, or the indebtedness evidenced by the Loan Documents and secured by this Mortgage (other than State or Federal income taxes imposed on Mortgagee), Mortgagor shall, on Mortgagee's demand, pay such tax to the extent reasonably determined by Mortgagee to be attributable or allocable to the Mortgaged Property, the value of Mortgagor's equity thereon or the indebtedness secured hereby, and agrees to pay such tax to the foregoing extent whenever it becomes due and payable thereafter, which agreement shall then constitute a part of this Mortgage.

     9. SECURITY AGREEMENT: This Mortgage constitutes a security agreement under the Uniform Commercial Code and creates for the benefit of Mortgagee, who is hereby granted by Mortgagor, a security interest in the personal property included in the Mortgaged Property. Mortgagor shall execute, deliver, file and refile any financing statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor.

     10. INSPECTION: Mortgagee and any persons authorized by Mortgagee shall have the right at any time, upon reasonable notice to Mortgagor, to enter the Mortgaged Property at a reasonable hour to inspect and photograph its condition and state of repair.

     11. REQUIRED NOTICES: Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

          (a) a fire or other casualty causing damage to the Mortgaged Property;

          (b)  receipt of notice of condemnation of the Mortgaged
Property;

          (c) receipt of notice from any governmental authority relating to the structure, use or occupancy of the Mortgaged
Property;

          (d) substantial change in the occupancy of the Mortgaged Property; or

          (e) commencement of any litigation affecting the Mortgaged Property.

     12.  Condemnation:
          ------------

          (a) In the event of any condemnation or taking of any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation all proceeds (that is, the award or agreed compensation for the damages sustained) allocable to Mortgagor shall be applicable first to payment of the indebtedness secured hereby. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval which shall not be unreasonably withheld. All the proceeds shall be applied in the order and in the amounts that Mortgagee, in Mortgagee's sole discretion, may elect, to the payment of principal (whether or not then due and payable), interest or any sums secured by this Mortgage, or toward payment to Mortgagor, on such reasonable terms as Mortgagee may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property. If applied to principal of the Revolving Credit Loans, the same will constitute a permanent reduction of Mortgagee's Revolving Credit commitments.

          (b) If prior to the receipt of the proceeds by Mortgagee the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive the proceeds to the extent of:

               (i) any deficiency found to be due to Mortgagee in connection with the foreclosure sale, with legal interest thereon, and

              (ii)  reasonable counsel fees, costs and
disbursements incurred by Mortgagee in connection with collection of the proceeds and the proceedings to establish the deficiency.

          (c) If the amount of the initial award of damages for the condemnation is insufficient to pay in full the indebtedness secured hereby with interest and other appropriate charges, Mortgagee shall have the right to prosecute to final determination or settlement an appeal or other appropriate proceedings in the name of Mortgagee or Mortgagor, for which Mortgagee is hereby appointed irrevocably as attorney-in-fact for Mortgagor, which appointment, being for security, is irrevocable. In that event, the expenses of the proceedings, including reasonable counsel fees, shall be paid first out of the proceeds, and only the excess, if any, paid to the Mortgagee shall be credited against the amounts due under this Mortgage.

          (d) Nothing herein shall limit the rights otherwise available to Mortgagee, at law or in equity, including the right to intervene as a party to any condemnation proceeding.

     13. NO LEASES OR PURCHASE AGREEMENTS: Mortgagor hereby represents that there are no leases, agreements to lease, purchase agreements or agreements to sell all or any part of the Mortgaged
Property now in effect.

     14. CONVEYANCE: Without the prior written consent of Mortgagee, Mortgagor will abstain from and will not cause or permit any sale, exchange, transfer or conveyance of the Mortgaged Property or any part thereof, voluntarily or by operation of law or any transfer of partnership interests in Mortgagor, whether by sale, exchange, conveyance, merger, consolidation or otherwise, except as may be specifically permitted by the Credit Agreement. Any violation of the foregoing limitations, at the option of Mortgagee, shall be deemed an Event of Default hereunder.

     15. RIGHT TO REMEDY DEFAULTS: If Mortgagor should fail to pay when due and payable real estate or other taxes, assessments, water and sewer rents, charges and claims, sums due under any prior lien or insurance premiums, or fail to make necessary repairs, or permit waste, Mortgagee, at its election and without notice to Mortgagor, shall have the right to make any payment or expenditure and to take any action which Mortgagor should have made or taken, or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, shall bear interest at the Default Rate as defined in the Loan Documents until paid in full and shall be secured hereby.

     16.  EVENTS OF DEFAULT:  The occurrence of any Event of
Default under and as provided in the Credit Agreement shall constitute an Event of Default hereunder.

     17.  Remedies:
          --------

          (a) Upon the happening of any Event of Default, the entire unpaid balance of the principal, the accrued interest and all other sums secured by this Mortgage shall become immediately due and payable in accordance with the provisions of the Credit Agreement.

          (b) When the entire indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then forthwith:

               (i) FORECLOSURE: Mortgagee may institute an action to foreclose this Mortgage against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the Default Rate stipulated in the Loan Documents to the date of entry of said final judgment, together with all other sums due by Mortgagor in accordance with the provisions of the Loan Documents and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or repairs to the Mortgaged Property, all costs of suit, together with interest at such rate on any judgment obtained by Mortgagee from and after the date of such judgment until actual payment is made of the full amount due Mortgagee, and reasonable attorney and paralegal fees through litigation and appeal thereof; and if Mortgagee agrees to take the Mortgaged Property pursuant to a deed in lieu of foreclosure, the Mortgagor will pay all fees in connection therewith including but not limited to documentary stamp and reasonable attorney's and paralegal's fees; or

              (ii)  POSSESSION:  Mortgagee may enter into
possession of the Mortgaged Property, with or without legal action, and collect therefrom all rentals (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to any or all of the following in such order and amounts as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, and on account and in reduction of the principal or interest, or both, hereby secured; in and for that purpose Mortgagor hereby assigns to Mortgagee all rentals due and to become due under any lease or leases or rights to use and occupation of the Mortgaged Property hereafter created, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. Mortgagee shall be entitled to the appointment of a receiver of all the rents, issues and profits, as a matter of strict right, regardless of the value of the Mortgaged Property and the solvency or insolvency of Mortgagor and other persons liable to pay such indebtedness. Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made as an admitted equity and that the same may be done without notice to Mortgagor.

          (c) Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the principal indebtedness or any other sums evidenced by the Loan Documents and secured by this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action to foreclose this Mortgage, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

          (d) Any real estate sold pursuant to any action to foreclose this Mortgage or pursuant to any other judicial proceedings under this Mortgage or the Loan Documents, may be sold in one parcel as an entirety or in such parcels or condominium units, and in such manner or order as Mortgagee, in its sole discretion, may elect.

     18.  Rights and Remedies Cumulative:
          ------------------------------

          (a) The rights and remedies of Mortgagee as provided in the Loan Documents and in this Mortgage, shall be cumulative and concurrent; may be pursued separately, successively or together against Mortgagor or against the Mortgaged Property, or both, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          (b) Any failure by Mortgagee to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage or the Loan Documents shall not be deemed to be a waiver of any of the terms or provisions thereof, and Mortgagee shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.

          (c) Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of this Mortgage or the Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of the Mortgage or the Loan Documents without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee.

          (d) Mortgagee may release, regardless of consideration, any part of the security held for the indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

          (e)  For payment of the indebtedness secured hereby
Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

     19. MORTGAGOR'S WAIVERS: Mortgagor hereby waives and releases:

          (a) all errors, defects and imperfections in any proceeding instituted by Mortgagee under the Loan Documents or this Mortgage or all of them;

          (b) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and

          (c) unless specifically required herein or in the Credit Agreement, all notices of Mortgagor's default or of Mortgagee's election to exercise, or Mortgagee's actual exercise of any option under the Loan Documents or this Mortgage.

     20. COUNSEL FEES: If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein, or if Mortgagee engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage or the Loan Documents, Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted and whether incurred at trial, upon rehearing or retrial or in any bankruptcy or appellate proceeding, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the Default Rate set forth in the Loan Documents, and until paid they shall be deemed to be part of the indebtedness evidenced by the Loan Documents and secured by this Mortgage.

     21. ADDITIONAL ADVANCES; FUTURE INDEBTEDNESS. Without limiting any other provisions of this Mortgage, Mortgagee may make future advances, and this Mortgage shall secure payment of such advances and the interest thereon, for the payment of taxes, assessments, maintenance charges, insurance premiums, or costs similar or dissimilar incurred for the protection of the Mortgaged Property or for the lien of this Mortgage. This Mortgage shall further constitute security for any and all present and future loans and advances that may be made by Mortgagee to Mortgagor or to Simulation at any time or times hereafter whether or not any reference is made to this Mortgage at the time that such loans or advances are made.

     22. AMENDMENT: This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

     23. CONSTRUCTION: Whenever used in this Mortgage, unless the context clearly indicates a contrary intent:

          (a) The word "Mortgagor" shall mean the person who executes this Mortgage and any subsequent owner of the Mortgaged
Property and its respective heirs, executors, administrators, successors and assigns;

          (b) The word "Mortgagee" shall mean the person specifically named herein as "Mortgagee" or any subsequent holder of this Mortgage;

          (c) The word "person" shall mean individual, corporation, partnership or unincorporated association;

          (d)  The use of any gender shall include all genders;

          (e) The singular number shall include the plural and the plural and the singular as the context may require;

          (f) If the Mortgagor be more than one person, all agreements, conditions, covenants, provisions, stipulations, warrants of attorney, authorizations, waivers, releases, options, undertakings, rights and benefits made or given by Mortgagor shall be joint and several, and shall bind and affect all persons who are defined as "Mortgagor" as fully as though all of them were specifically named herein wherever the word "Mortgagor" is used.

     24. CAPTIONS: The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

     25. CHOICE OF LAW. This Mortgage shall be governed by, and construed and enforced in accordance with, the internal substantive laws of the Commonwealth of Pennsylvania (without reference to conflict of laws principles), except to the extent that Florida and/or Federal laws preempt the laws of the Commonwealth of Pennsylvania. In addition, the parties hereto acknowledge that all promissory notes evidencing the indebtedness secured hereby are governed by, and construed and enforced in accordance with, the internal substantive laws of the Commonwealth of Pennsylvania (without reference to conflict of laws principles), except to the extent that Federal laws preempt the laws of the Commonwealth of Pennsylvania.

     26. PARTIAL INVALIDITY. If any promise or covenant of this Mortgage or the Note is void or ineffective under the law, this Mortgage and the Note shall remain in force and effect as if such promise or covenant had not been entered into.

     27. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS MORTGAGE, MORTGAGEE AGREES THAT RECOURSE AGAINST THE LAND AND ALL BUILDINGS AND IMPROVEMENTS NOW OR HEREAFTER ERECTED OR PLACED THEREON SHALL BE LIMITED TO $9,700,000, PROVIDED, THAT NOTHING IN THIS SECTION 27 SHALL OTHERWISE LIMIT MORTGAGEE'S RECOURSE AGAINST MORTGAGOR PERSONALLY OR AGAINST ANY OTHER PERSON OR ENTITY OR ANY OTHER PROPERTY NOW OR HEREAFTER OWNED BY IT OR THEM, INCLUDING WITHOUT LIMITATION, ANY OTHER PROPERTY IN WHICH A SECURITY INTEREST IS GRANTED BY THE TERMS HEREOF, FOR RECOVERY OF ALL INDEBTEDNESS UNDER THE LOAN DOCUMENTS. DOCUMENTARY STAMP TAX AND INTANGIBLE TAX PAYABLE UPON RECORDATION OF THIS MORTGAGE HAS BEEN CALCULATED BASED UPON THE FOREGOING LIMITATION.

     IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.

WITNESSES:                         ECC INTERNATIONAL CORP., a
                                   Delaware Corporation (formerly
                                   known as Educational Computer
                                   Corporation)


/s/ M. Salome Lanas                By: /s/ Richard F. Thompson
- ------------------------------         ------------------------------
                                       Name:
                                       (Vice) President


/s/ Melissa a. Stephens            Attest: /s/ Relland Winand
- ------------------------------             --------------------------

                                             [Corporate Seal]

COMMONWEALTH OF PENNSYLVANIA  :
                              : ss
COUNTY OF DELAWARE            :


     I HEREBY CERTIFY that before me, a notary public, appeared Richard F. Thompson, the (Vice) President of ECC INTERNATIONAL CORP., a Delaware corporation, who is either personally known to me or who produced ___________________ as identification, and who acknowledged to me that he executed the foregoing instrument as an officer of said corporation, for the uses and purposes therein expressed, that he is authorized by said corporation to execute said instrument, that the said instrument is the act and deed of said corporation, and that he affixed the corporate seal of said corporation to said instrument, on behalf of, and as the act and deed of the corporation.

     WITNESS my hand and official seal at Wayne, in the County and State last aforesaid this 5th day of April, 1995.

                                        /s/ Margery Green
                                        --------------------------
                                             Notary Public


My Commission Expires:  1/31/98              [Notary Seal]

Notary Commission No.:

                            EXHIBIT "A"


                         Legal Description
                         -----------------

PARCEL 1
- --------

The South one half (S 1/2) of Lots 35, and 36, (LESS the North 25 feet of the S 1/2 of Lots 35 and 36, and the East 50 Feet of Lot
36) Plan of Block One, Prosper Colony, being in Section 22, Township 23 South, Range 29 East, according to the Plat thereof as recorded in Plat Book "D," page 109, of the Public Records of Orange County, Florida.

PARCEL 2
- --------

The North 1/2 of Lots 35 and 36, (LESS the East 50.00 feet of Lot
36), Plan of Block One, Prosper Colony, according to the Plat thereof as recorded in Plat Book "D," page 109, of the Public
Records of Orange County, Florida.

PARCEL 3
- --------

The East 50.00 feet of Lots 61 and 36, (LESS the South 30.00 feet of Lot 61 for road right-of-way purposes), AND the North 25.00 feet of the South 1/2 of Lots 35 and 36, Plan of Block One, Prosper Colony, according to the Plat thereof as recorded in Plat Book "D," page 109, of the Public Records of Orange County, Florida.

PARCEL 4
- --------

Lot 60, Plan of Block One, Prosper Colony, according to the Plat thereof as recorded in Plat Book "D," page 109, of the Public
Records of Orange County, Florida, LESS any part thereof lying within Oak Ridge Road.

PARCEL 5
- --------

The South one half (S 1/2) of Lots 37 and 38, Plan of Block One,
Prosper Colony, according to the Plat thereof, as recorded in Plat Book "D," page 109, of the Public Records of Orange County,
Florida.

PARCEL 6
- --------

The East 183.3 feet of Lots 52, Plan of Block One, Prosper Colony, according to the Plat thereof, as recorded in Plat Book "D," page

109, of the Public Records of Orange County, Florida, LESS AND
EXCEPT the East 62.0 feet thereof.

PARCEL 7
- --------

The North 1/2 of Lot 38, Plan of Block One, Prosper Colony, according to the Plat thereof, as recorded in Plat Book "D," page
109, of the Public Records of Orange County, Florida.

PARCEL 8
- --------

The West 75 feet of the East 162.29 feet of the North 1/2 of Lot
37, Plan of Block One, Prosper Colony, according to the Plat thereof, as recorded in Plat Book "D," page 109, of the Public
Records of Orange County, Florida.

PARCEL 9
- --------

Lot 61, (LESS the South 30 feet, and the East 50 feet), AND, Lot
62 (LESS the South 30 feet), Plan of Block One, Prosper Colony, according to the Plat thereof, as recorded in Plat Book "D," page
109, of the Public Records of Orange County, Florida.

PARCEL 10
- --------

That certain 40.00 foot right-of-way, known as Tampa Avenue, as shown on the Plat of "Plan of Block One, Prosper Colony" as recorded in Plat Book "D," page 109, of the Public Records of Orange County, Florida, lying adjacent to and continuous with the south 1/2 of Lot 37, Block One and Lot 60, Block One, LESS the right-of-way on the South for Oak Ridge Road.